UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 6, 2006
FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of December 1, 2006, providing for, inter alia, the issuance of Fremont Home Loan Trust 2006-E, Mortgage-Backed Certificates Series 2006-E)
Fremont Mortgage Securities Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-132540	52-2206547

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway, Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 961-5000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

     Item 8.01. Other Events.
     Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3 (Registration No. 333-132540) in connection with various transactions. Legal opinions of Hunton & Williams LLP relating to the issuance of Fremont Home Loan Trust 2006-E, Mortgage-Backed Certificates Series 2006-E to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.
     Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description
5.1	Opinion of Hunton & Williams LLP as to legality (including consent)

8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES COPRORATION (Registrant)

By: /s/ Patrick E. Lamb
Name:	Patrick E. Lamb
Title:	Vice President
Dated: December 6, 2006

EXHIBIT INDEX

	Item 601(a) of		Sequentially
Exhibit	Regulation S-K		Numbered
Number	Exhibit No.	Description	Page

1	5.1	Opinion of Hunton & Williams LLP as to legality (including consent)

2	8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

3	23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)